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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IRIDEX Corporation (the "Company") on Form 10-K for the year ending January 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Theodore A. Boutacoff, Chief Executive Officer, and Larry Tannenbaum, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

Date: April 2, 2004

                              By: /s/ THEODORE  A. BOUTACOFF
                              --------------------------------------------------
                              Name: Theodore A. Boutacoff
                              Title: President and Chief Executive Officer
                              (Principal Executive Officer)

Date: April 2, 2004

                              By: /s/ LARRY TANNENBAUM
                              --------------------------------------------------
                              Name: Larry Tannenbaum
                              Title: Chief Financial Officer and Vice President,
                                     Administration
                              (Principal Financial and Accounting Officer)